UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report: November 22, 2006
(Date of earliest event reported: November 14, 2006
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0001-338613 (Commission File Number)	16-1731691 (IRS Employer Identification No.)

1700 Pacific, Suite 2900
Dallas, Texas	75201
(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (214) 750-1771
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 8.01 – OTHER EVENTS
Item 9.01 – FINANCIAL STATEMENT AND EXHIBITS
(c)	Exhibits
99.1	Reconciliation of Forecasted Twelve Months Ended December 31, 2007 Net Income to EBITDA

Item 8.01 – OTHER EVENTS
We are filing Regency Energy Partners LP’s reconciliation of forecasted twelve months December 31, 2007 net income to EBITDA, which is included as Exhibit 99.1 to this current report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By: Regency GP LP, its general partner

By: Regency GP LLC, its general partner

/s/ Stephen L. Arala

By:	Stephen L. Arala
Executive Vice President and Chief Financial Officer
November 22, 2006